                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549
                              -----------------------


                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

     Date of Report (Date of earliest event report):  October 31, 1997


                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II




                                BANK OF AMERICA, FSB
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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)



                                   UNITED STATES
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                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                      333-3200
                                     -----------
                              (COMMISSION FILE NUMBER)

                                     91-0221850
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                      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                               555 CALIFORNIA STREET
                              SAN FRANCISCO, CA 94104
                                   (415) 622-2220
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     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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Item 5.   Other Events

            (a)     Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

            Exhibit No.            Description

            20 Monthly Statements mailed to Certificate holders pursuant to the Pooling and Servicing Agreement by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, and The First National Bank of Chicago, as Trustee, dated as of July 31, 1997 (a copy of which agreement was filed by the registrant with the Commission on August 7, 1997 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              BANK OF AMERICA, FSB

                              BY: /s/ JOHN WHEELER
                                  -----------------------
                                        John W. Wheeler*
                              Dated:    December 22, 1997
                                        San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.